UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549-1004

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                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JUNE 4, 2003
                        (Date of earliest event reported)

                         Commission file number 0-4065-1

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                          Lancaster Colony Corporation
             (Exact name of registrant as specified in its charter)

                 Ohio                                            13-1955943
    (State or other jurisdiction of                           (I.R.S. Employer
     incorporation or organization)                          Identification No.)

          37 West Broad Street                                     43215
            Columbus, Ohio                                       (Zip Code)
(Address of principal executive offices)

                                  614-224-7141
              (Registrant's telephone number, including area code)

                                      None
              (Former name, former address and former fiscal year,
                         if changed since last report)

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Item 5. Other Events

      On June 4, 2003, Lancaster Colony Corporation issued a press release announcing that Bruce L. Rosa has been named President of its Specialty Foods Group and of T. Marzetti Company effective July 1, 2003. Also announced was that Gary E. Thompson, Executive Vice President of T. Marzetti Company, is taking on additional responsibilities in an expanded role under the same title and that Larry G. Noble is retiring June 30 after 29 years as President of the Specialty Foods Group and T. Marzetti Company. A copy of the press release is attached to this Form 8-K as Exhibit 99.5 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

      (c) Exhibits:

            99.5  Press Release dated June 4, 2003, filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LANCASTER COLONY CORPORATION (REGISTRANT)

Date: June 4, 2003                     By: /s/ JOHN L. BOYLAN
      ------------                         -------------------------------------
                                               John L. Boylan
                                               Treasurer, Vice President,
                                               Assistant Secretary and
                                               Chief Financial Officer
                                               (Principal Financial
                                               and Accounting Officer)

                                INDEX TO EXHIBITS

Exhibit
Number      Description                                           Located at
------      -----------                                           ----------
99.5        Press Release dated June 4, 2003....................  Filed herewith